SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  June 5, 2000



                     KOHL'S CORPORATION

    (Exact name of registrant as specified in its charter)


     Wisconsin            1-11084           39-1630919
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


       N56 W17000 Ridgewood Drive
       Menomonee Falls, WI                           53051
      (Address of principal executive offices)     (Zip Code)

  Registrant's telephone number, including area code:  (262) 703-7000




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Item 5.  Other Events

     On June 5, 2000 the Registrant issued a press release regarding the offer of zero-coupon convertible subordinated debentures. A copy of the press release is being filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          99.1      Press Release dated June 5, 2000


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                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 5, 2000            KOHL'S CORPORATION



                                By:  /s/ Arlene Meier
                                   -------------------------------------
                                   Arlene Meier, Chief Financial Officer


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                     EXHIBIT INDEX

No.            Description

99.1           Press Release dated June 5, 2000